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                            Prudential Mutual Funds
                       Supplement dated November 14, 1996
    The following information supplements the Statement of Additional Information of each of the Funds listed below:
    On October 30, 1996, shareholders voted for the proposals summarized below. Election of Directors/Trustees
    All Funds. The shareholders elected each of Edward D. Beach, Delayne Dedrick Gold, Robert F. Gunia, Douglas H. McCorkindale, Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Louis A. Weil, III and Clay T. Whitehead as Directors/Trustees of each of the Funds.
Investments in Securities of Other Investment Companies
    Prudential Equity Income Fund and Prudential Small Companies Fund, Inc. Each Fund's investment restriction regarding the purchase of shares of investment companies is modified to permit each Fund to invest up to 10% of its total assets in the shares of other investment companies. Generally, the Funds will not invest more than 5% of its total assets in such securities. To the extent that a Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees. Investment in Unseasoned Issuers
    Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc. and Prudential Small Companies Fund, Inc. The restriction regarding the purchase of securities issued by unseasoned issuers (companies less than three years old) is no longer fundamental and may, therefore, be modified or eliminated in the future by the Board of Director/Trustees without shareholder approval. Securities Lending
    Prudential Equity Fund, Inc. and Prudential Multi-Sector Fund, Inc. Each Fund's fundamental restriction regarding securities lending is modified to permit each Fund to make loans of portfolio securities in amounts up to 30% of the Fund's total assets.
Options on Stock and Stock Indices
    Prudential Small Companies Fund, Inc. The Fund is permitted to purchase and sell over-the-counter (OTC) options on stocks and options on stock indices in addition to its current ability to purchase and sell options on (i) equity securities that are traded on securities exchanges or (ii) stock indices that are traded on national securities exchanges or listed on NASDAQ (listed options). The Fund intends to use OTC options for the same purposes for which it currently used, or considers for use listed options, namely to reduce certain risks of its investments and to attempt to enhance return.
Foreign Currency Exchange Transactions
    Prudential Small Companies Fund, Inc. The restrictions regarding the Fund's ability to engage in foreign currency exchange transactions have been modified to permit the Fund to hedge the foreign portion of its portfolio by entering into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and options thereon. Currently the Fund is permitted to invest up to 15% of its total assets in foreign securities.
    Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position that if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain ``cover'' or to segregate securities in connection with hedging transactions.

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Segregation of Assets
    Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Multi-Sector Fund, Inc., Prudential Small Companies Fund, Inc. and Prudential Utility Fund, Inc.
    In circumstances where a Fund's custodian maintains a segregated account of the Fund for options transactions, futures contracts and options thereon and/or forward foreign currency exchange contracts, the funds to be maintained in a segregated account include cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's commitments.
    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information (SAI) to which this Supplement relates.

Name of Fund                                                  SAI Date
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Prudential Allocation Fund                                  September 27, 1996
Prudential Equity Fund, Inc.                                March 1, 1996
Prudential Equity Income Fund                               January 2, 1996
Prudential Global Limited Maturity Fund, Inc.               February 26, 1996
Prudential Intermediate Global Income Fund, Inc.            March 1, 1996
Prudential Jennison Series Fund, Inc.                       September 12, 1996
Prudential Multi-Sector Fund, Inc.                          June 28, 1996
Prudential Small Companies Fund, Inc.                       November 29, 1995
Prudential Utility Fund, Inc.                               March 1, 1996
The Global Government Plus Fund, Inc.                       January 15, 1996
The Global Total Return Fund, Inc.                          January 15, 1996

MF 960C-7 (11/14/96)